EXHIBIT 1.1

         IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING, THIS DOCUMENT
              REQUIRES SIGNIFICANT REPRESENTATIONS BY A PURCHASER

                             SUBSCRIPTION AGREEMENT

MediaComm Broadcasting Systems, Inc.
d/b/a Shopbiz.com
925 W. Kenyon Avenue, #15
Englewood, Colorado 80110

Gentlemen:

     1. The undersigned hereby tenders this subscription for the purchase of _______ shares of the common stock of MediaComm Broadcasting Systems, Inc., d/b/a/ Shopbiz.com for the sum of $_______, upon the terms and conditions as set forth below. A check, wire transfer or certified funds payable to "Shopbiz.com Escrow Account" in the amount of $_______ is delivered herewith. The undersigned understands that this subscription for the shares may be rejected for any reason and that, in the event this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom.

     2. The undersigned hereby warrants and represent that (he/she/it) received the Prospectus of Shopbiz.com dated _______ ___, ____, prior to this subscription for shares of the common stock of Shopbiz.com offered by that Prospectus.

     The undersigned further warrants and represents that (he/she/it) has been given access to full and complete information regarding Shopbiz.com and has used such access to the satisfaction of undersigned for the purpose of obtaining such information regarding Shopbiz.com that undersigned requested and that undersigned was given every opportunity to ask questions of and receive answers from representatives of Shopbiz.com concerning the affairs of Shopbiz.com and the terms and conditions of this offering made by the Prospectus and to obtain whatever information undersigned wished.

     3. Undersigned acknowledges and agrees that undersigned's funds paid for the within subscription for shares of the common stock of Shopbiz.com will be paid into an Escrow Account at the Peak National Bank, Lakewood, Colorado together with the subscription funds of other purchasers of the shares of common stock of Shopbiz.com offered by the Prospectus until such time as there shall have been deposited to said Escrow Account the sum of $450,000 from sale of said shares during the stipulated offering period. At such time as $450,000 shall have been so deposited undersigned understands that undersigned's funds together with the funds of all other purchasers of such shares will be remitted by said bank to Shopbiz.com.

     Undersigned acknowledges and agrees that if the sum of $450,000 shall not have been deposited into the Escrow Account during the offering period specified in the Prospectus, the funds of undersigned held in said Escrow Account will be refunded to undersigned without payment of any interest thereon to undersigned or deduction of any amount therefrom and this subscription shall be cancelled.

     4. The undersigned directs that certificates of the shares of common stock of Shopbiz.com subscribed for herein be issued in the following numbers and names:

                 Names                      Number of Certificates


     The undersigned further directs that the title to said shares is to be held by the following legal persons:

     Place an "X" in the proper space below:

     (a)  individual
     (b)  joint tenancy
     (c)  community property
     (d)  tenancy in common
     (e)  partnership
     (f)  corporation
     (g)  trust
     (h)  other (specify)

                                   SIGNATURES

                                     Dated:

INDIVIDUAL                          Address to Which Correspondence
                                    Should be Directed

-----------------------------       ----------------------------------------
Signature (Individual)
                                    ----------------------------------------
-----------------------------
Signature (all record holders       ----------------------------------------
should sign)                        City, State and Zip Code

-----------------------------       ----------------------------------------
Names(s) Typed or Printed           Tax Identification or Social Security Number

-----------------------------
                                    ----------------------------------------
                                    Telephone Number

              CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

                                    Address to Which Correspondence
                                    Should be Directed

-----------------------------       ----------------------------------------
Name of Organization
                                    ----------------------------------------

By:                                 ----------------------------------------
-----------------------------
Signature                           ----------------------------------------
                                    City, State and Zip Code

-----------------------------       ----------------------------------------
Title                               Tax Identification or Social Security Number

Its:
-----------------------------       ----------------------------------------
                                    Telephone Number


-----------------------------
Name Typed or Printed

*If shares are being subscribed for by an organization, the Certificate of Signatory must also be completed.

                            CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an organization.

     I, ___________________________, am the _________________________ of

 ________________________________________ (the organization).

     I certify that I am empowered and duly authorized by the Organization to execute and carry out the terms of the Subscription Agreement to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Organization and constitutes a legal and binding obligation of the organization.

     IN WITNESS WHEREOF, I have hereto set my hand this _____ day of _________,
____.

                                            ------------------------------------
                                            Signature

                                   ACCEPTANCE

This Subscription Agreement is accepted as of ______________, ____.

                                        MEDIACOMM BROADCASTING SYSTEMS, INC.
                                        d/b/a Shopbiz.com

                                        By:
                                           ----------------------------------
                                           Name
                                           ----------------------------------
                                           Title
                                           ----------------------------------
                                           Date